                                                                    EXHIBIT 10.6

              AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


     AGREEMENT, dated as of February 12, 1998 and amended and restated as of March 12, 1999 and January 21, 2000 (this "Agreement"), by and among PARADIGM GENETICS INC., a North Carolina corporation (the "Company"), and the persons identified as "Investors" and "Founders" on Exhibit A attached hereto.
                                            ---------

                                  BACKGROUND

     WHEREAS, certain of the Investors (the "Series A Investors") and the Company previously entered into the Registration Rights Agreement dated as of February 12, 1998 and amended as of March 6, 1998 and May 29, 1998 (the "Original Registration Rights Agreement");

     WHEREAS, the Original Registration Rights Agreement was entered into in connection with the Series A Preferred Stock Purchase Agreement dated as of February 12, 1998 among the Company and the Series A Investors, as amended;

     WHEREAS, certain of the Investors and the Company amended and restated the Original Registration Rights Agreement in its entirety by entering into an Amended and Restated Registration Rights Agreement dated as of March 12, 1999 (the "Restated Registration Rights Agreement");

     WHEREAS, the Restated Registration Rights Agreement was entered into in connection with the Series B Preferred Stock Purchase Agreement dated as of March 12, 1999 among the Company and certain of the Investors;

     WHEREAS, the Company and certain of the Investors on the date hereof are entering into a Series C Preferred Stock Purchase Agreement (the "Series C Purchase Agreement");

     WHEREAS, in connection with the Series C Purchase Agreement, the Investors wish to amend and restate the Restated Registration Rights Agreement in its entirety by entering into this Amended and Restated Registration Rights Agreement (this "Agreement"), and certain of the parties' obligations under the Series C Purchase Agreement are conditioned upon the execution and delivery of this Agreement; and

     WHEREAS, the Founders are holders of shares of Common Stock of the Company;

     NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and intending to be legally bound, the parties agree as follows:

SECTION 1.  RESTRICTIONS ON TRANSFERABILITY OF SECURITIES; REGISTRATION RIGHTS.

       1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

            (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

            (c) "Founders" shall mean those persons named as such on Exhibit A
                                                                     ---------
hereto.

            (d) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 1.2 and Section 1.12 hereof.

            (e) "Initiating Holders" shall mean any Holder or Holders of Registrable Securities who in the aggregate hold(s) not less than twenty percent (20%) of the Registrable Securities.

            (f) "Investors" shall mean those persons named as such on Exhibit A
                                                                      ---------
hereto.

            (g) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

            (h) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Series A Preferred, Series B Preferred and Series C Preferred Stock and (ii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock (A) which have previously been registered, (B) which have been sold to the public either pursuant to a registration statement or an exemption from registration under the Securities Act (including Rule 144), (C) which have been sold in a private transaction in which the transferor's rights under this Agreement are not assigned or (D) with respect to which shares this Agreement has terminated pursuant to Section 1.17.

            (i) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

            (j) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel

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

for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses, fees and disbursements of counsel for the Holders, and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

       (k) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

       (l) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

       (m) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

       (n) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder or Founder.

       (o) "Series A Preferred" shall mean the Company's Series A Preferred Stock, par value $0.01 per share.

       (p) "Series B Preferred" shall mean the Company's Series B Preferred Stock, par value $0.01 per share.

       (q) "Series C Preferred" shall mean the Company's Series C Preferred Stock, par value $0.01 per share.

  1.2  Restrictions on Transfer.

       (a) Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until either:

           (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

           (ii) (A) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, and (B) if requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

           (iii) Notwithstanding the provisions of Sections 1.2(a)(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a

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Holder which is (A) a partnership, to its partners or retired partners in accordance with their interests in the partnership, (B) a corporation, to its shareholders in accordance with their interest in the corporation, (C) a limited liability company, to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's immediate family member or trust for the benefit of an individual Holder, provided that a condition precedent to any such transfer is that the transferee agrees to be subject to the terms of this Section 1.2 to the same extent as if such transferee were an original Holder hereunder.

          (b) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

          (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion of counsel at such Holder's expense (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

     1.3  Demand Registration.

          (a) If the Company shall receive from the Initiating Holders, at any time not before the earlier of (x) 180 days after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public or (y) February 1, 2003, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities at an aggregate offering price of not less than $5,000,000, then the Company will:

              (i) promptly give written notice of the proposed registration to all other Holders and the Founders; and

             (ii) use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within 15 days after such written notice from the Company is mailed or delivered.

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

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

            (A) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

            (B) after the Company has initiated one such registration pursuant to Section 1.3(a) after the Company's initial public offering (counting for these purposes only registrations which have been declared or ordered effective);

            (C) for such periods of time during the period starting with the date 60 days prior to the Company's good faith estimate of the date of filing, and ending on a date 180 days after the effective date, of a Company-initiated registration, as required by the underwriters managing the offering related to such registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

            (D) if the Initiating Holders propose to dispose of shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof;

            (E) if, in the event that such offering is the Company's initial public offering, the Initiating Holders do not request that such offering be underwritten on a firm commitment basis by underwriters selected by the Initiating Holders (subject to the reasonable consent of the Company);

            (F) if the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (E) above to underwrite the offering on a firm commitment basis;

            (G) if, in the event that such offering is after the Company's initial public offering, the Initiating Holders request that such offering be an underwritten offering; or

            (H) unless and until the valuation of the Corporation is at least $50,000,000 prior to giving effect to the offering, as determined by the managing underwriter for the offering in the event that such offering is the Company's initial public offering, and as determined by reference to the trading price of the Company's stock in the event that such offering is subsequent to the Company's initial public offering.

     In the event that a withdrawal of a registration by the Holders is based upon material adverse information relating to the Company that is different from the information made available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under this Section 1.3, or if the Company delays such registration pursuant to the terms hereof and the holders of a majority of the Registrable Securities held by the Initiating Holders with respect to such registration elect not to proceed with such registration, such registration shall not be treated as a counted registration for purposes of this Section 1.3 hereof.

     (b) Subject to the foregoing clauses (A) through (H), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be materially detrimental to the Company, and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing, upon furnishing such certificate, for a period of not more than 120 days after receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any rolling 12-month period.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(b) and 1.14 hereof, include other securities of the Company, with respect to which registration rights have been granted (including with respect to the Founders), and may include securities of the Company being sold for the account of the Company.

     (c) The right of any Holder to registration pursuant to Section 1.3(a) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

     (d) If the Company shall request inclusion in any registration pursuant to
Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.3, then the Company shall provide the Initiating Holders with written notice of such participation and the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.13). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by the Initiating Holders, to which the Company has reasonably consented. Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.14 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.14.

     1.4  Piggy-Back Registration.

          (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.5 hereof), other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales, the Company will:

          (i)  promptly give to each Holder and Founder written notice thereof;
and

          (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities and shares of Common Stock held by the Founders (the "Founders' Shares") specified in a written request or requests, made by any Holder or Founder and received by the Company within 15 days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities or of a Founder's Shares, as the case may be.

     (b) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders and Founders as a part of the written notice given pursuant to Section 1.4(a)(i). In such event, the right of any Holder or Founder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's or Founder's participation in such underwriting and the inclusion of such Holder's Registrable Securities or Founder's Shares in the underwriting to the extent provided herein. All Holders or Founders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities and Founders' Shares from, or limit the number of Registrable Securities and Founders' Shares to be included in, the registration and underwriting. The Company shall so advise all holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section 1.14. If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities, Founders' Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of Registrable Securities or Founders' Shares to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 1.14 hereof.

     1.5  Registration on Form S-3.

          (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 under the Securities Act or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration: (i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $750,000 (ii) in the event that the Company shall furnish the certification described in paragraph 1.3(b) (but subject to the limitations set forth therein); (iii) if in any rolling 12-month period, the Company has effected one such registration in such period; or (iv) within 180 days of the effective date of any other Company registration (other than on Form S-8 or Form S-3 with respect to employees' stock).

          (b) If a request complying with the requirements of Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.3(a)(i) and
(ii) (other than subsections (B), (D), (E), (F), (G) and (H)) and Section 1.3(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.3(c) and 1.3(d) hereof shall in addition apply to such registration.

     1.6 Expenses of Registration. All Registration Expenses, and in the case of a demand registration the reasonable fees and expenses of one counsel representing, and designated by, all the selling Holders (not to exceed $20,000), incurred in connection with any registration, qualification or compliance pursuant to Sections 1.3, 1.4 and 1.5 hereof shall be borne by the Company. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the holders of such securities.

     1.7 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder (including, for these purposes, each Founder participating in a registration) advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

          (a) keep such registration effective for a period of 180 days or until the Holder or Holders have completed the distribution described in the registration statement

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

relating thereto, whichever first occurs; provided, however, that such 180-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company or pursuant to Section 1.16;

          (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (c) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder or Founder from time to time may reasonably request;

          (d) notify each seller of Registrable Securities or Founder Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

          (e) use its best efforts to cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange or market on which similar securities issued by the Company are then listed;

          (f) provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

          (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall conform materially with the provisions of Section 11(a) of the Securities Act; and

          (h) in connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.3 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

     1.8  Indemnification.

          (a) The Company will indemnify each Holder, each of such Holder's officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, and each Founder, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any breach of this Agreement by the Company, any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein, unless such Holder timely provided to the Company additional information to correct the previously inaccurate or incomplete information. It is agreed that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

          (b) Each Holder and each Founder will, individually and not jointly, if Registrable Securities or Founders' Shares held by such Holder or Founder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.8 exceed the gross proceeds from the offering received by such Holder.

          (c) Each party entitled to indemnification under this Section 1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     1.9 Information by Holder. Each Holder of Registrable Securities, and each Founder participating in a registration, shall furnish to the Company such information regarding such Holder or Founder and the distribution proposed by such Holder or Founder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

     1.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of at least two-thirds of the Registrable Securities, voting as one class, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are superior to or on a parity with the registration rights granted to the Holders hereunder; provided, however, the Company may grant registration rights, on a parity with the registration rights granted to the Holders hereunder, to Alexandria Real Estate Equities, Inc. or an affiliate thereof ("Alexandria") relating to certain stock purchase warrants to be issued to Alexandria by the Company in connection with a real estate financing transaction between the Company and Alexandria.

     1.11 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Registrable Securities and Founders' Shares to the public without registration, the Company agrees to use its best efforts to:

          (a) make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

          (c) so long as a Holder owns any Registrable Securities, furnish to the Holder forthwith upon written request as to the Company's compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company.

     1.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder or a Founder by the Company under this Section 1 may be transferred or assigned by a Holder or a Founder only to (a) in the case of a Holder, to an affiliate of such Holder or to such Holder's partners or retired partners in accordance with their rights in the partnership or (b) a transferee or assignee of not less than 20% of such Holder's Registrable Securities or such Founder's Shares (as determined on the date of this Agreement and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that, in either case (i) the Company is given written notice at the time of or within 30 days after transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (ii) the transferee or assignee of such rights assumes in writing the obligations of such Holder or Founder under this Section 1 and (ii) in the reasonable opinion of the Company, the transferee is neither a competitor to the Company nor a party who is or could likely become demonstrably hostile to the Company.

     1.13 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, neither an Investor nor a Founder shall sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Investor or Founder (other than those included in the registration) during a period not to exceed 180 days following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company and holders of at least five percent of the Company's voting securities are bound by and have entered into similar agreements.

     The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1, Form S-3 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of such 180 day period.

     1.14 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or other selling stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated first to the Holders, second to the Founders and then among the other selling stockholders requesting inclusion of shares, in each case pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders, Founders, and other selling stockholders, assuming conversion; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or other selling stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to him pursuant to the above-described procedure, and the remaining portion of his allocation shall be reallocated among those requesting Holders and other selling stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and other selling stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and other selling stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include Founders' Shares or any other shares of stock issued to employees, officers, directors, or consultants pursuant to a Company Stock Option Plan, or with respect to registrations under Sections 1.3 or 1.5 hereof, in order to include in such registration securities registered for the Company's own account.

     1.15 Delay of Registration. No Holder or Founder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

     1.16 Suspension. The Holders and Founders agree that, upon receipt of any notice from the Company of the existence of any state of facts or the occurrence of any event (including without limitation pending negotiations relating to, or the consummation of, a transaction, or the occurrence of any event which in the reasonable opinion of the Company might require additional disclosure of material, non-public information by the Company in any registration statement provided for in this Agreement as to which the Company believes in good faith that it has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as in effect at any relevant time) which might reasonably result in (A) such registration statement, any amendment or post-effective amendment thereof, or any document incorporated therein by reference containing an untrue statement of a material act or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) the prospectus issued under such registration statement, any prospectus supplement, or any document incorporated therein by reference including an untrue statement of material fact or omitting to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Holders and Founders will forthwith discontinue disposition of the Registrable Securities or Founders' Shares pursuant to such registration statement for a period which is the shorter of (a) 30 calendar days from the Company's notice to such Holders or (b) until the Holders and Founders receive copies of prospectus supplements or amendments prepared by or on behalf of the Company. If so directed by the Company, the Holders and Founders will deliver to the Company all copies in their possession of the prospectus covering such Registrable Securities or Founders' Shares current at the time of receipt of such notice. The Company shall not be permitted to require the suspension of the disposition of Registrable Securities or Founders' Shares for a period in excess of 90 calendar days or in excess of two times in each case per rolling 12 month period.

     1.17 Termination of Registration Rights. The rights to request registration of any Company securities pursuant to Sections 1.3, 1.4 and 1.5 shall terminate as to any Holder who holds Registrable Securities or any Founder upon the earlier of: (a) when a Holder holds one percent or less of the Company's Common Stock on an as-converted basis; (b) when all of a Holder's Registrable Securities may be sold during a single three month period under Rule 144; (c) when a Holder's Registrable Securities may be transferred under Rule 144(k) unless such Holder later becomes an affiliate of the Company (as defined in Rule 144) in which case such Holder's rights to request registration shall be revived until such Holder's rights otherwise terminate under this Section 1.17; and (d) three years after the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock at a price per share of not less than $10.00 (as adjusted for stock splits, dividends, combinations and the like) and an aggregate offering price to the public of not less than $20,000,000. Such three-year period shall not include any period of time during which adequate current public information, as defined in Rule 144(c) promulgated under the Securities Act, is not available with respect to the Company.

SECTION 2.  MISCELLANEOUS.

     2.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of North Carolina.

     2.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     2.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least two-thirds of the Registrable Securities, voting as one class, and any such amendment, waiver, discharge or termination shall be binding on all holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder. This Agreement supercedes the Original Registration Rights Agreement and the Restated Registration Rights Agreement.

     2.4 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder or Founder, as indicated on the signature page, or at such other address as such holder or permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at such address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, facsimile transfer or delivery.

     2.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder or Founder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder or Founder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder or Founder of any breach or default under this Agreement or any waiver on the part of any Holder or Founder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder or Founder, shall be cumulative and not alternative.

     2.6 Rights; Severability. Unless otherwise expressly provided herein, a Holder's or Founder's rights hereunder are several rights, not rights jointly held with any of the other Holders or Founders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore, upon request of any party hereto, the parties to this Agreement shall add, in lieu of such invalid or unenforceable provisions, provisions as similar in terms to such invalid or unenforceable provisions as may be possible and legal, valid and enforceable.

     2.7 Information Confidential. Each party acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Securities Act or Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such party is required to disclose such information by a governmental body.

     2.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

     2.9 Execution; Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by telecopy or facsimile and any execution in such manner shall be deemed an original.

     2.10 Further Assurances. The parties agree, from time to time and without further consideration, to execute and deliver such further documents and take such further actions as reasonably may be required to implement and effectuate the transactions contemplated in this Agreement.

     2.11 No Third-Party Beneficiaries. This Agreement is intended to inure to the benefit of the parties hereto only, and no other person shall have any rights, express or implied, by reason of this Agreement.

     2.12 Listing of Shares. The Company shall use its best efforts to cause all Common Stock held by the Investors to be listed on each securities exchange or market on which similar securities issued by the Company are then listed.


                     [signature pages appear on next page]

     IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Registration Rights Agreement effective as of the day and year first above written.


                         PARADIGM GENETICS INC.


                         By:  ________________________________________
                         Name:
                         Title:
                         Address:  104 Alexander Drive
                                   Building 2
                                   Research Triangle Park, NC
                                   27709-4528



                         INVESTORS:

                         THE BURRILL AGBIO CAPITAL FUND, L.P.

                         By:  Burrill & Company LLC,
                              its General Partner


                         By:  ________________________________________
                         Name:
                         Title:
                         Address:  120 Montgomery Street
                                   Suite 1370
                                   San Francisco, CA 94104



                         INNOTECH INVESTMENTS LIMITED


                         By:  ________________________________________
                         Name:
                         Title:
                         Address:  3 Charterhouse Mews
                                   Charterhouse Square
                                   London EC1M 6BB
                                   England

         [signature page to Paradigm Genetics Inc. Amended and Restated
                         Registration Rights Agreement]


                         Intersouth Partners Iv, L.P.

                         By:  Intersouth Associates IV, L.L.C.,
                              its General Partner


                         By:  ________________________________________
                         Name:
                         Title:    Member Manager
                         Address:  One Copley Parkway
                                   Suite 102
                                   Morrisville, North Carolina  27560



                         Intersouth Partners III, L.P.

                         By:  Intersouth Associates III, L.P.,
                              its General Partner


                         By:  ________________________________________
                         Name:
                         Title:    General Partner
                         Address:  One Copley Parkway
                                   Suite 102
                                   Morrisville, North Carolina  27560



                         LION BIOSCIENCE AG


                         By:  ________________________________________
                         Name:
                         Title:
                         Address:  Waldhofer Str. 98
                                   69123 Heidelberg
                                   Germany

         [signature page to Paradigm Genetics Inc. Amended and Restated
                         Registration Rights Agreement]


                         POLARIS VENTURE PARTNERS III, L.P.

                         By:  Polaris Venture Management Co. III, LLC
                              its General Partner


                         By:  ________________________________________
                         Name:
                         Title:    Member
                         Address:  1000 Winter Street
                                   Suite 3350
                                   Waltham, Massachusetts 02154



                         POLARIS VENTURE PARTNERS, L.P.

                         By:  Polaris Venture Management Co., LLC
                              its General Partner


                         By:  ________________________________________
                         Name:
                         Title:    Member
                         Address:  1000 Winter Street
                                   Suite 3350
                                   Waltham, Massachusetts 02154



                         POLARIS VENTURE PARTNERS FOUNDERS'
                         FUND, L.P.

                         By:  Polaris Venture Management Co., LLC
                              its General Partner

                         By  ________________________________________
                         Name:
                         Title:    Member
                         Address:  1000 Winter Street
                                   Suite 3350
                                   Waltham, Massachusetts 02154

         [signature page to Paradigm Genetics Inc. Amended and Restated
                         Registration Rights Agreement]


                         THE BAY CITY CAPITAL FUND I, L.P.


                         By  ________________________________________
                         Name:
                         Title:
                         Address:  750 Battery Street
                                   Suite 600
                                   San Francisco, California 94111


                         FOUNDERS:


                         ______________________________________________
                         JOHN A.  RYALS
                         104 Alexander Drive
                         Building 2
                         Research Triangle Park, NC  27709-4528



                         ______________________________________________
                         JORN GORLACH
                         104 Alexander Drive
                         Building 2
                         Research Triangle Park, NC  27709-4528


                         ______________________________________________
                         SANDY J. STEWART
                         104 Alexander Drive
                         Building 2
                         Research Triangle Park, NC  27709-4528



                         ______________________________________________
                         SCOTT J. UKNES
                         104 Alexander Drive
                         Building 2
                         Research Triangle Park, NC  27709-4528

                                   EXHIBIT A
                                 STOCKHOLDERS:



                                   INVESTORS:
                      The Burrill Agbio Capital Fund, L.P.
                          Innotech Investments Limited
                         Intersouth Partners III, L.P.
                          Intersouth Partners IV, L.P.
                               Lion Bioscience AG
                       Polaris Venture Partners III, L.P.
                         Polaris Venture Partners, L.P.
                 Polaris Venture Partners Founders' Fund, L.P.
                       The Bay City Capital Fund I, L.P.


                                   FOUNDERS:
                                 John A. Ryals
                                  Jorn Gorlach
                                Sandy J. Stewart
                                 Scott J. Uknes